SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 13, 2006 (April 11, 2006)

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of Incorporation)	(Commission File No. )	(I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 11, 2006, the Audit Committee of the Board of Directors of Massey Energy Company (the “Registrant”) approved the dismissal of Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm for the Registrant’s Coal Company Salary Deferral and Profit Sharing Plan (the “401(k) Plan”). Further, on April 11, 2006, the Audit Committee of the Board approved Arnett & Foster P.L.L.C. (“Arnett & Foster”) as the 401(k) Plan’s new independent registered public accounting firm for the year ended December 31, 2005. The Audit Committee, upon consultation with E&Y who conducts the Registrant’s primary audit, in an effort to reduce costs, determined that it would be preferable for the Registrant to have another accounting firm take over the audit to the 401(k) Plan.

The report of E&Y on the financial statements of the 401(k) Plan for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2004 and 2003 and through April 11, 2006, there were no disagreements with E&Y on any accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused it to make a reference to the subject matter of the disagreements in connection with its report on the 401(k) Plan’s financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended December 31, 2004 and 2003 and through April 11, 2006 with respect to the 401(k) Plan.

The 401(k) Plan provided a copy of the foregoing disclosures to E&Y prior to the date of the filing of this report and requested that E&Y furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Neither the 401(k) Plan, nor anyone on its behalf consulted with Arnett & Foster during the years ended December 31, 2004 and 2003, and through April 11, 2006 regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the 401(k) Plan’s financial statements, or (iii) any matter that was either the subject of any disagreement or any reportable event as defined in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
16.1	Letter from E&Y to the Securities Exchange Commission, dated as of April 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: April 13, 2006	By:	/s/ Thomas J. Dostart
	Name:	Thomas J. Dostart
	Title:	Vice President, General Counsel & Secretary

Exhibit Index

16.1	Letter from E&Y to the Securities Exchange Commission, dated as of April 13, 2006.